SUP-0148-0918

SANFORD C. BERNSTEIN FUND, INC.

-AB Intermediate New York Municipal Portfolio

(the “Portfolio”)

Supplement dated September 4, 2018 to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”), each dated June 29, 2018, as supplemented to date, of the Portfolio, offering Class A, Class B, Class C and Advisor Class shares of the Portfolio.

*        *        *          *        *

Effective August 30, 2018, Class B shares of the Portfolio are no longer offered. All references to Class B shares in the Portfolio’s Prospectus, Summary Prospectus and SAI are hereby removed.

*        *        *         *        *

This Supplement should be read in conjunction with the Prospectus and SAI for the Portfolio.

You should retain this Supplement with your Prospectus and SAI for future reference.

The [A/B] Logo is a service mark of AB and AB® is a registered trademark used by permission of the owner, AB L.P.

SUP-0148-0918